STRALEM FUND

                               Stralem Fund Series
                           Stralem Equity Fund Series


                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2002

INDEPENDENT AUDITORS' REPORT

Trustees and Shareholders
Stralem Fund
New York, New York


We have audited (i) the accompanying statements of assets and liabilities, including the portfolio of investments in securities, of Stralem Fund consisting of the Stralem Fund Series and the Stralem Equity Fund Series as of December 31, 2002, (ii) the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the condensed financial information for each of the five years in the period then ended of the Stralem Fund Series and (iii) the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the condensed financial information for each of the two years in the period then ended and for the period January 18, 2000 (inception) through December 31, 2000 of the Stralem Equity Fund Series. These financial statements and condensed financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information enumerated above present fairly, in all material respects, (i) the financial position of each of the Stralem Fund Series and the Stralem Equity Fund Series constituting the Stralem Fund as of December 31, 2002, (ii) the results of operations of the Stralem Fund Series for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its condensed financial information for each of the five years in the period then ended and (iii) the results of operations of the Stralem Equity Fund Series for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its condensed financial information for each of the two years in the period then ended and for the period January 18, 2000 (inception) through December 31, 2000, all in conformity with accounting principles generally accepted in the United States of America.



Eisner LLP (Formerly Richard A. Eisner & Company LLP)

New York, New York
January 30, 2003

STRALEM FUND
--------------------------------------------------------------------------------




STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2002

                                                                           Stralem       Stralem Equity
                                                                         Fund Series       Fund Series
                                                                         -----------       -----------
ASSETS

Investments, at market value
  Common stocks                                                          $17,585,821       $25,588,620
  United States Government obligations                                    31,057,729              --
  Money market mutual funds                                                1,052,008         1,865,763
                                                                         -----------       -----------

                                                                          49,695,558        27,454,383

Cash and other                                                                13,308             4,935
Interest and dividends receivable                                            379,808            32,383
                                                                         -----------       -----------

                                                                          50,088,674        27,491,701

LIABILITIES
  Covered call options written, at market value                               20,325            32,125
  Payable for shares reacquired                                            2,792,137           493,623
  Accrued expenses                                                           162,234           138,627
  Dividends payable                                                        1,257,678           318,533
                                                                         -----------       -----------

                                                                           4,232,374           982,908

Net assets applicable to outstanding shares of beneficial
  interest                                                               $45,856,300       $26,508,793
                                                                         ===========       ===========

Net asset value per share - based on 3,493,551 shares
(Stralem Fund Series) and 342,509 shares (Stralem Equity
Fund Series) of beneficial interest outstanding (offering
price and redemption price)                                              $     13.13       $     77.40
                                                                         ===========       ===========


See notes to financial statements                                              2

STRALEM FUND SERIES
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2002

   Number of
 Shares/Face Value                                                  Market Value
 -----------------                                                  ------------

                     Common stocks (35.39%):
                       Computer and Peripherals (.64%):
 *102,200                Sun Microsystems, Inc.                      $  317,842
                         Computer Software and Service (4.06%):

  *20,300                Microsoft Corp.                              1,049,510

  *89,800                Oracle Corp.                                   969,840
                       Electrical Equipment (2.72%):

   55,500                General Electric Company                     1,351,425
                       Home Appliance (3.12%):

   29,700                Whirlpool Corp.                              1,550,934
                       Insurance (7.06%):

   38,800                Loews Corporation                            1,725,048

   40,700                MBIA, Inc.                                   1,785,102
                       Medical Supplies (3.92%):

   18,000                Johnson & Johnson                              966,780

   21,500                Medtronic Inc.                                 980,400
                       Pharmaceuticals (2.97%):

   18,000                Merck & Co. Inc.                             1,018,980

   14,900                Pzifer Inc.                                    455,493
                       Retail Building Supplies (5.80%):

   43,200                Home Depot, Inc.                             1,035,072

   49,200                Lowe's Companies, Inc.                       1,845,000
                       Retail Stores (3.86%):

   38,000                Wal-Mart Stores, Inc.                        1,919,380
                       Semiconductor (1.24%):

   39,500                Intel Corporation                              615,015
                                                                     ----------

                                                                      17,585,821
                                                                      ----------

                 United States Government obligations (62.49%):
                   Treasury bonds and notes (60.48%):
 $2,000,000          February 15, 2006; 5.625%                         2,215,000
$13,000,000          May 15, 2009; 5.5%                               14,759,062
 $2,500,000          November 15, 2016; 7.5%                           3,273,438
 $4,500,000          August 15, 2022; 7.25%                            5,869,688
 $3,600,000          February 15, 2031; 5.375%                         3,942,000

                   Treasury bills (2.01%):
                     February 20, 2003                                   998,541
                                                                      ----------

                                                                      31,057,729
                                                                      ----------

                 Money market mutual funds (2.12%):
                   Cortland Trust General Fund                         1,052,008
                                                                      ----------

Total Portfolio (cost $39,334,906)                                   $49,695,558
                                                                     ===========

*Nonincome producing


See notes to financial statements                                              3

STRALEM FUND SERIES
--------------------------------------------------------------------------------

COVERED CALL OPTIONS WRITTEN
December 31, 2002

Shares Subject
To Call                                                             Market Value
--------------                                                      ------------

               Common stock/Expiration Date/Exercise Price (100%):
   12,000        Lowe's Companies, Inc. April 2003 $47.50             $  4,500
   10,000        MBIA, Inc. February 2003 $50.00                         8,500
   11,000        Medtronic Inc. February 2003 $50.00                     2,750
    5,000        Microsoft Corp. April 2003 $70.00                       1,250
    9,500        Wall-Mart Stores, Inc. March 2003 $60.00                2,375
    9,500        Wall-Mart Stores, Inc. March 2003 $65.00                  950
                                                                      --------

Total (premiums received $76,326)                                     $ 20,325
                                                                      ========



See notes to financial statements                                              4

STRALEM EQUITY FUND SERIES
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2002

  Number of
    Shares                                                         Market Value
  ----------                                                       ------------

              Common stocks (93.20%):
                Computer and Peripherals (1.28%):

 *113,000         Sun Microsystems, Inc.                           $  351,430
                  Computer Software and Service (6.47%):

  *15,400         Microsoft Corp.                                     796,180

  *90,700         Oracle Corp.                                        979,560
                Electrical Equipment (4.05%):

   45,700         General Electric Company                          1,112,795
                    Electric Utility (Central) (6.71%):

   44,300         Ameren Corporation                                1,841,551
                Electric Utility (East) (21.91%):
   44,700         Consolidated Edison, Inc.                         1,914,054

   32,700         Progress Energy, Inc.                             1,417,545

   66,600         The Southern Company                              1,890,774

   51,300         TECO Energy, Inc.                                   793,611
                Gas Utilities (6.83%):

   53,200         KeySpan Corporation                               1,874,768
                Home Appliance (3.86%):

   20,300         Whirlpool Corp.                                   1,060,066
                Insurance (8.60%):

   27,500         MBIA, Inc.                                        1,206,150

   26,000         Loews Corporation                                 1,155,960
                Medical Supplies (4.73%):

   11,000         Johnson & Johnson                                   590,810

   15,500         Medtronic Inc.                                      706,800
                Petroleum (7.47%):

   12,600         ChevronTexaco Corporation                           837,648

   42,600         Occidental Petroleum Corp.                        1,211,970
                Pharmaceuticals (3.96%):

   12,100         Merck & Co. Inc.                                    684,981

   13,200         Pfizer Inc.                                         403,524
                Retail Building Supplies (7.11%):

   30,800         Home Depot, Inc.                                    737,968

   32,400         Lowe's Companies, Inc.                            1,215,000
                Retail Stores (4.84%):

   26,300         Wal-Mart Stores, Inc.                             1,328,413
                Semiconductor (1.51%):

   26,600         Intel Corporation                                   414,162
                Thrift (3.87%):

   18,000         Federal Home Loan Mortgage Corporation            1,062,900
                                                                   ----------

                                                                   25,588,620
                 Money Market mutual funds (6.80%):
                   Cortland Trust General Fund                      1,865,763
                                                                   ----------

Total Portfolio (cost $31,187,185)                                $27,454,383
                                                                  ===========

* Nonincome producing


See notes to financial statements                                              5

STRALEM EQUITY FUND SERIES
------------------------------------------------------------------------------

COVERED CALL OPTIONS WRITTEN
December 31, 2002

Shares Subject
To Call                                                             Market Value
--------------                                                      ------------

              Common stock/Expiration Date/Exercise Price (100%):
   26,500       KeySpan Corporation February 2003 $40.00              $  2,650
   26,000       KeySpan Corporation May 2003 $40.00                      6,500
    8,000       Lowe's Companies, Inc. April 2003 $47.50                 3,000
    7,000       MBIA, Inc. February 2003 $50.00                          5,950
    8,000       Medtronic Inc. February 2003 $50.00                      2,000
    4,000       Microsoft Corp. April 2003 $70.00                        1,000
   24,500       Progress Energy, Inc. April 2003 $50.00                  6,125
   21,000       The Southern Company May 2003 $35.00                     2,625
    6,500       Wall-Mart Stores, Inc. March 2003 60.00                  1,625
    6,500       Wall-Mart Stores, Inc. March 2003 $65.00                   650
                                                                      --------

Total (premiums received $130,803)                                    $ 32,125
                                                                      ========




See notes to financial statements                                              6

STRALEM FUND
--------------------------------------------------------------------------------


STATEMENT OF OPERATIONS
For the Year Ended December 31, 2002

                                                                     Stralem          Stralem Equity
                                                                   Fund Series         Fund Series
                                                                   -----------        -------------
Investment income:
  Interest                                                         $ 1,569,668         $    31,083
  Dividends                                                            230,221             868,625
                                                                   -----------         -----------

                                                                     1,799,889             899,708
                                                                   -----------         -----------

Expenses:
  Investment advisory                                                  515,957             477,501
  Legal fees                                                            29,550              29,480
  Auditing fees                                                         22,710              21,099
  Administration                                                        25,000              36,858
  Trustees' fees                                                         1,500               1,500
  Taxes                                                                  6,622               1,166
  Miscellaneous                                                          6,942               4,088
                                                                   -----------         -----------

                                                                       608,281             571,692
                                                                   -----------         -----------

Net investment income                                                1,191,608             328,016
                                                                   -----------         -----------

Net realized gain (loss) from security transactions                     84,891          (4,116,386)
Net decrease in unrealized appreciation of investments              (4,372,024)         (4,043,023)
                                                                   -----------         -----------

Net loss on investments                                             (4,287,133)         (8,159,409)
                                                                   -----------         -----------

Net decrease in net assets resulting from operations               $(3,095,525)        $(7,831,393)
                                                                   ===========         ===========



See notes to financial statements                                              7

STRALEM FUND
------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS


                                                        Stralem Fund Series                   Stralem Equity Fund Series
                                                       Year Ended December 31,                 Year Ended December 31,
                                                    --------------------------------        --------------------------------
                                                       2002                2001                 2002                2001
                                                    ------------        ------------        ------------        ------------

Operations:

  Net investment income                             $  1,191,608        $  1,238,576        $    328,016        $    250,924
  Net realized gain (loss) from
    security transactions                                 84,891             393,646          (4,116,386)           (302,527)
  Net decrease in unrealized
    appreciation of investments                       (4,372,024)         (3,941,898)         (4,043,023)         (1,406,609)
                                                    ------------        ------------        ------------        ------------

                                                      (3,095,525)         (2,309,676)         (7,831,393)         (1,458,212)
                                                    ------------        ------------        ------------        ------------

Distributions to shareholders:
  Investment income                                   (1,172,787)         (1,218,580)           (318,533)           (243,218)
  Realized gains                                         (84,891)           (393,646)               --                  --
                                                    ------------        ------------        ------------        ------------

                                                      (1,257,678)         (1,612,226)           (318,533)           (243,218)
                                                    ------------        ------------        ------------        ------------

Capital share transactions:
  Proceeds from shares sold                            5,552,605           5,674,306           5,702,031           3,607,813
  Proceeds from reinvestments of
    dividends                                          1,174,458           3,294,237             182,620             169,403
  Cost of shares redeemed                             (7,647,412)         (4,046,413)         (3,993,376)         (1,907,792)
                                                    ------------        ------------        ------------        ------------

                                                        (920,349)          4,922,130           1,891,275           1,869,424
                                                    ------------        ------------        ------------        ------------

(Decrease) increase in net assets                     (5,273,552)          1,000,228          (6,258,651)            167,994
Net assets at January 1                               51,129,852          50,129,624          32,767,444          32,599,450
                                                    ------------        ------------        ------------        ------------

Net assets at December 31                           $ 45,856,300        $ 51,129,852        $ 26,508,793        $ 32,767,444
                                                    ============        ============        ============        ============
Accumulated undistributed net
  investment income (loss) at end
  of year                                           $    243,437        $    224,616        $    (10,498)       $    (19,981)
                                                    ============        ============        ============        ============

Number of Trust Shares:
  Sold                                                   394,415             381,519              58,131              36,541
  Issued on reinvestment of dividends                     82,476             215,874               1,840               1,660
  Redeemed                                              (566,064)           (275,884)            (46,135)            (20,582)
                                                    ------------        ------------        ------------        ------------

  Net (decrease) increase in shares
    outstanding                                          (89,173)            321,509              13,836              17,619
                                                    ============        ============        ============        ============


See notes to financial statements                                              8

STRALEM FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 2002

NOTE A - ORGANIZATION

Stralem Fund Series (the "Fund") and Stralem Equity Fund Series (the "Equity Fund") are separate operating series of Stralem Fund (the "Trust"), a Delaware business trust formed under the laws of the State of Delaware with authority to issue an unlimited number of shares (par value $0.01) of beneficial interest. The Fund's investment objective is to realize both income and capital appreciation to maximize total return. The Equity Fund's investment objective is long-term capital appreciation. The Equity Fund commenced operations on January 18, 2000.


NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

[1]  Security valuation:

     Investments in securities traded on a national exchange are valued at the last reported sales price on the last business day of the year. Securities traded over-the-counter are valued on the basis of the average of the last reported bid prices. United States Treasury bonds, notes and bills are valued at the mean between the last reported bid and asked prices. Call options written are valued at the last quoted asked price.

[2]  Federal income taxes:

     Each fund intends to qualify as a regulated investment company as defined under the Internal Revenue Code and intends to distribute to its shareholders substantially all of its taxable income and capital gains. Therefore only nominal income tax provisions are required.

[3]  Use of estimates:

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

[4]  Other:

     Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Dividends to shareholders are recorded on the ex-dividend date.

     When an option is written, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated on the expiration date as realized gains from investments.

     Distributions to shareholders presented in the Statements of Changes in Net Assets represent their tax character.

STRALEM FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 2002

NOTE C - COVERED CALL OPTIONS WRITTEN

Transactions in options written during the year ended December 31, 2002, were as follows:


                                          Stralem Fund Series               Stralem Equity Fund Series
                                      ---------------------------           --------------------------
                                      Number of         Premiums            Number of        Premiums
                                      Contracts         Received            Contracts        Received
                                      ---------         --------            ---------        --------

Options written                             995        $ 144,168                2,110        $ 203,330
Options terminated in closing
  purchase transactions                    (425)         (67,842)                (730)         (72,527)
                                      ---------        ---------            ---------        ---------

Options outstanding at
  December 31, 2002                         570        $  76,326                1,380        $ 130,803
                                      =========        =========            =========        =========


NOTE D - INVESTMENT ADVISORY AGREEMENT

The Fund has an investment advisory contract with Stralem & Company Incorporated (the "Investment Advisor") that provides for a quarterly fee of 1/4 of 1% (equivalent to approximately 1% annually) of the average weekly net asset value of the Fund for the first $50,000,000 of net asset value, decreasing to a quarterly rate of .1875 of 1% for the next $50,000,000 and .125 of 1% thereafter (equivalent to approximately 3/4 of 1% and 1/2 of 1%, respectively, annually). In addition, the Fund reimburses the Investment Advisor for its expenses attributable to the administration of the Fund, including a proportionate part of the compensation of the employees of the Investment Advisor who perform services, other than investment advisory services, for the Fund. Such reimbursement is limited by the contract to $25,000 per annum. Included in accrued expenses at December 31, 2002 is $124,992 for investment advisory fees.

The Equity Fund has an investment advisory contract with the Investment Advisor that provides for a quarterly fee of 1/4 of 1.50% (equivalent to approximately 1.50% annually) of the average weekly net asset value of the Fund for the first $100,000,000 of net asset value, decreasing to a quarterly rate of .3125 of 1% for the next $100,000,000 and .25 of 1% thereafter (equivalent to approximately 1.25% and 1%, respectively, annually). In addition, the Equity Fund reimburses the Investment Advisor for its expenses attributable to the administration of the Equity Fund, including a proportionate part of the compensation of the employees of the Investment Advisor who perform services, other than investment advisory services, for the Equity Fund. Expenses charged to the Equity Fund for the year ended December 31, 2002 amounted to $36,858. Included in accrued expenses at December 31, 2002 are $105,508 for investment advisory fees and $7,168 for administration expenses.

Certain officers and a trustee of the Trust are also officers of the Investment Advisor.

NOTE E - INVESTMENT TRANSACTIONS


                                                                Stralem           Stralem Equity
                                                               Fund Series          Fund Series
                                                               -----------        --------------

[1]  Gross unrealized appreciation at  December 31, 2002       $ 11,055,049        $  2,147,360
     Gross unrealized (depreciation) at December 31, 2002          (638,396)         (5,781,484)
                                                               ------------        ------------

     Net unrealized appreciation (depreciation)                $ 10,416,653        $ (3,634,124)
                                                               ============        ============

[2]  Purchases*                                                $ 12,903,895        $ 11,563,610
     Sales*                                                       9,204,337           8,465,683

     *Excluding short-term securities

STRALEM FUND
--------------------------------------------------------------------------------

CONDENSED FINANCIAL INFORMATION
(for a share outstanding throughout the year)


                                                  Stralem Fund Series                        Stralem Equity Fund Series
                                                 Year Ended December 31,                       Year ended December 31,
                                  ------------------------------------------------------  -------------------------------------
                                     2002        2001       2000        1999        1998        2002         2001        2000*
                                  --------    --------    --------    --------    --------    --------     --------    --------

Net asset value, beginning
  of period                       $  14.27    $  15.37    $  16.56    $  15.14    $  13.15    $  99.70     $ 104.80    $ 100.00
                                   -------     -------     -------     -------     -------     -------     --------     -------

Income (loss) from investment
  operations:
    Net investment income              .35         .34         .46         .32         .35         .96          .77         .53
    Net (losses) gains on
      securities                     (1.13)       (.99)       (.22)       1.90        2.90      (22.33)       (5.13)       4.89
                                   -------     -------     -------     -------     -------     -------     --------     -------

Total from investment (loss)
  income                              (.78)       (.65)        .24        2.22        3.25      (21.37)       (4.36)       5.42
                                   -------     -------     -------     -------     -------     -------     --------     -------

Less distributions:
  Dividends from net investment
    income                            (.34)       (.34)       (.44)       (.31)       (.34)       (.93)        (.74)       (.62)
  Distributions from capital
    gains                             (.02)       (.11)       (.99)       (.49)       (.92)        --            --          --
                                   -------     -------     -------     -------     -------     -------     --------     -------

Total distributions                   (.36)       (.45)      (1.43)       (.80)      (1.26)       (.93)        (.74)       (.62)
                                   -------     -------     -------     -------     -------     -------     --------     -------

Net asset value, end of period    $  13.13    $  14.27    $  15.37    $  16.56    $  15.14    $  77.40     $  99.70    $ 104.80
                                   =======     =======     =======     =======     =======     =======     ========     =======

Total return                         (5.47)%     (4.22)%      1.51%      14.69%      24.70%     (21.44)%      (4.16)%      5.70%**

Ratios/supplemental data:
  Net assets, end of period (in
    (in thousands)                $ 45,856    $ 51,130    $ 50,130    $ 65,793    $ 48,662    $ 26,509     $ 32,767    $ 32,599
  Ratio of expenses to average
    net assets                        1.18%       1.17%       1.11%       1.35%       1.18%       1.79 %       1.78%       1.84%
  Ratio of net investment income
    to average net assets             2.30%       2.28%       2.40%       1.97%       2.30%       1.03 %        .77%        .61%
  Portfolio turnover rate            19.00%      20.00%      30.00%      20.00%      18.00%      29.00 %      21.00%       5.00%


*    Period from January 18, 2000 (inception) to December 31, 2000.
**   Total return on annualized basis.


Note: The returns shown do not reflect the deduction for taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.


See notes to financial statements                                             11

STRALEM FUND




                    645 Madison Ave, New York, NY 10022-1010
                            TELEPHONE: (212) 888-8123
                               FAX: (212) 888-8152



February 2003

Dear Shareholder:

      For the year 2002, the Stralem Fund series was down 5.47% and the year-end 2002 Net Asset Value was $13.13 vs. $14.27 year-end 2001 ex-dividend.

      For the year 2002, the Stralem Equity Fund series was down 21.44% and the year-end 2002 Net Asset Value was $77.40 vs. $99.70 year-end 2001 ex-dividend.

      As of December 31, 2002 assets of the Stralem Fund series were allocated as follows:

      Money Market Funds/Treasury Bills/Misc.     4.26%
      Treasury Bonds                             60.98%
      Equities                                   34.81%
      Covered Call Options written                (.05%)


      As of December 31, 2002 assets of the Stralem Equity Fund series were allocated as follows:

      Money Market Fund/Misc.                     7.00%
      Equities-Up Market                         46.60%
      Equities-Down Market                       46.50%
      Covered Call Options written                (.10%)


      Attached are the Stralem Fund series and Stralem Equity Fund series annualized returns as well as various comparative returns.


Very truly yours,

Philippe E. Baumann
President

                                  ** RATES OF RETURN & GROWTH OF $10,000**

 STRALEM FUND vs. S&P 500                    ANNUALIZED RETURNS
     GRAPH OMITTED                           ------------------

                                     YRS       S. FUND*    S&P500
                                     1 YR        -5.47%    -23.37%
                                     5 YRS        5.62%     -1.29%
                                     10 YRS       8.44%      8.84%
                                     *NET fees/expenses    dividends included

                                     YRS        EQ.ONLY    S&P500
                                     1 YR       -28.49%    -23.37%
                                     3 YRS      -18.61%    -15.41%
                                     5 YRS        1.44%      8.84%


                                     YRS       TSY.ONLY     JPMTUS
                                     1 YR        15.31%     12.21%
                                     3 YRS       13.87%     10.85%
                                     5 YRS        9.31%      7.84%



                          EQUITY BREAKOUT vs. S&P 500
                                 GRAPH OMITTED



                     US TREASURY BREAKOUT vs. JPM TSY INDEX
                                 GRAPH OMITTED



Note:The returns shown do no not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.



                ** RATES OF RETURN & GROWTH OF $10,000**


                            ANNUALIZED RETURNS
                            ------------------


                 YRS       EQ. FUND*     S&P500
                 1 YR       -21.44%      -23.37%
                 2 YRS      -13.23%      -18.37%
                 3 YRS       -7.33%      -15.41%
                 *net fees/expenses   dividends included



                        STRALEM EQUITY FUND vs. S&P 500
                                 GRAPH OMITTED


Note: The returns shown do no not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                           STRALEM FUND ANNUAL REPORT


In our annual report of one year ago, we alluded to the fact that all the leading gurus of Wall Street believed that the stock markets would end the year 2002 higher, enough so that the three-year period 2000-2002 would produce a highly favorable return.

We further suggested that the 2001 valuation levels could not be considered cheap and that earning gains would prove to be an elusive target in 2002.

For the third year in a row, the markets proved the gurus wrong...

As we enter 2003, once again the "Round Table" of experts is looking for improved earnings and a continued recovery of the world economies, thus concluding that the markets will not have a fourth year of decline.

We have been through market cycles many times in the past. Just as the markets overstated the real growth of the economy during the liquidity-driven bull market, we believe that it may be overstating the condition (another recession) of the economy today.

A correct portfolio structure continues to be as important, if not more important, than stock picking for successfully navigating the current environment.